Other Results of Operations Information	12 Months Ended
Nov. 30, 2021
Nonoperating Income (Expense) [Abstract]
Other Results of Operations Information	Other Results of Operations Information
Other revenue consists of the following (in thousands):

	Year Ended November 30,
	2021	2020	2019

Manufacturing revenues	$538,628	$421,434	$324,659
Income from associated companies classified as other revenues	250,909	23,934	85,169
Revenues of oil and gas production and development businesses	170,569	154,909	175,169
Revenues from sale of real estate	102,297	26,704	32,063
Gain on sale of National Beef	—	—	205,017
Gain on revaluation of our interest in HomeFed	—	—	72,142
Other	148,717	91,144	98,433
	$1,211,120	$718,125	$992,652

In the fourth quarter of 2019, we sold our 31% equity interest in National Beef for a total of $970.0 million in cash, including $790.6 million of proceeds and $179.4 million from final distributions from National Beef around the time of the sale. The pre-tax gain recognized as a result of this transaction, $205.0 million for the year ended November 30, 2019, is classified as Other revenue.

Other revenues for the year ended November 30, 2019 include a $72.1 million pre-tax gain on the revaluation of our 70% interest in HomeFed to fair value in connection with the acquisition of the remaining common stock of HomeFed.
Taxes, other than income or payroll amounted to $53.6 million, $49.3 million and $41.3 million for the years ended November 30, 2021, 2020 and 2019, respectively.
Proceeds from sales of investments primarily classified as available for sale were $0.9 billion during the year ended November 30, 2019 and were not material during the years ended November 30, 2021 and 2020. Gross gains and gross losses were not material during each of the periods.